EXHIBIT 10.8

                            FLAGSTAR COMPANIES, INC.

                     1989 NON-QUALIFIED STOCK OPTION PLAN*

1.          PURPOSE OF THE PLAN

            This Flagstar Companies, Inc. (formerly, TW Holdings, Inc.) ("FCI") 1989 Non-Qualified Stock Plan (the "Plan") is intended to promote the interests of FCI by providing the employees of and certain consultants to Flagstar Corporation, a wholly-owned subsidiary of the Company, (referred to herein collectively with FCI as the "Company"), who are largely responsible for the management, growth and protection of the business of the Company, with incentives and rewards to encourage them to continue in their employment or consulting relationship with the Company.

2.          DEFINITIONS

            As used in the Plan, the following definitions apply to the terms indicated below:

            (a)  "Board of Directors" shall mean the Board of Directors of FCI.

            (b) "Cause," when used in connection with the termination of a Participant's employment or consulting relationship with the Company, shall mean the termination of the Participant's employment by or consulting relationship with the Company because of (A) an act or acts by him, or any omission by him, constituting a felony, if the Participant has entered a guilty plea or confession to, or has been convicted of, such felony, (B) any act of fraud or dishonesty by the Participant which results in or is intended to result in any material financial or economic harm to the Company as determined by the Committee in its sole discretion or (C) a breach of a material provision of any employment or consulting agreement between the Participant and the Company.

            (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

            (d) "Committee" shall mean the Committee designated by the Board of Directors pursuant to Section 4 hereof from time to time.

            (e) "Common Stock" shall mean FCI's common stock, $0.50 par value per share.

            (f) "Company" shall mean FCI, a Delaware corporation, and each of its Subsidiaries.

            (g) "Disability" shall mean any physical or mental condition which would qualify a Participant for a disability benefit under the long-term disability plan maintained by the Company and applicable to that particular Participant.

            *As  Adopted  on  12/1/89,  and  amended  on 11/16/92, 6/7/94,
5/2/95, 10/5/95, 8/12/96, and 12/13/96.


            (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (i) "Fair Market Value" of a share of Common stock on any day shall be (a) the closing sales price on the immediately preceding day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (B) if not so reported, the average of the closing bid and ask prices on the immediately preceding business day as reported on the National Association of Securities Dealers Automated Quotation System or (C) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee. In the event that the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its absolute discretion.

            (j) "Option" shall mean an option to purchase shares of Common Stock granted pursuant to Section 6 hereof. Each Option shall be identified as a non-qualified stock option in the agreement by which it is evidenced.

            (k) "Participant" shall mean an individual who is eligible to participate in the Plan pursuant to Section 5 hereof and to whom an Option is granted pursuant to the Plan, and, upon his death, his successors, heirs, executors, and administrators, as the case may be.

            (l) "Plan" shall mean this Flagstar Companies, Inc. 1989 Non-Qualified Stock Option Plan, as it may be amended from time to time.

            (m) "Securities Act" shall mean the Securities Act of 1933, as amended.

            (n) "Subsidiary" shall mean any corporation in which, at the time of reference, FCI owns, directly or indirectly, stock comprising more than fifty percent of the total combined voting power of all classes of stock of such corporation.

            (o) "Voluntary Termination" shall mean any voluntary termination by the Participant of his employment or consulting relationship with the Company.

3.          STOCK SUBJECT TO THE PLAN

            Subject to adjustment as provided in Section 7 hereof, the Committee may grant Options under the Plan with respect to a number of shares of Common Stock that, in the aggregate, does not exceed 6,500,000 shares and, with respect to any individual participant, does not exceed 5,000,000 shares during any calendar year. In the event that any outstanding Option expires, terminates or is cancelled for any reason, the shares of Common Stock subject to the unexercised portion of such Option shall again be available for grants under the Plan for purposes of the 6,500,000 share limit stated above. Shares of Common Stock issued under the Plan may be either newly issued shares or treasury shares, at the discretion of the Committee.

4.          ADMINISTRATION OF THE PLAN

            The plan shall be administered by a Committee of the Board of Directors consisting of three or more persons as designated by the Board of Directors. The Committee shall, from time to time, designate those individuals who shall be granted Options and the number of shares of Common Stock covered by such Options.

            The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Option issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all parties.

            The Committee may, in its absolute discretion, accelerate the date on which any Option becomes exercisable or upon termination of employment, permit the term of a terminated employee's options to continue for the remainder of the term of such options or any portion thereof. In addition, the Committee may, in its absolute discretion, grant Options to Participants on the condition that such Participants surrender to the Committee for cancellation such other Options (including, without limitation, options with higher exercise prices) as the Committee specifies. Notwithstanding Section 3 herein, prior to the surrender of such other Options, Options granted pursuant to the preceding sentence of this Section 4 shall not count against the limits set forth in such
Section 3.

            The Committee shall determine whether an authorized leave of absence or absence in military or government service shall constitute termination of employment.

            The Committee shall have full authority to delegate to a subcommittee of directors (the "Subcommittee") any and all authority granted to the Committee with respect to the Plan, such subcommittee to be constituted and to have such authority as may be necessary to satisfy any and all requirements of Rule 16b-3 promulgated under Section 16 of the Exchange Act and/or Section 162(m) of the Code and the regulations thereunder with respect to any Option granted or exercised pursuant to the terms of the Plan.

            No member of the Committee or Subcommittee shall be liable for any action, omission, or determination relating to the Plan, and FCI shall indemnify and hold harmless each member of the Committee or Subcommittee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of FCI) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.          ELIGIBILITY

            The persons who shall be eligible to receive Options pursuant to the Plan shall be (1) such employees of the Company who are responsible for the Management, growth and protection of the business of the Company (including officers of FCI, whether or not they are directors of FCI) as the Committee in its sole discretion shall select from time to time, and (2) those persons who provide consulting services to the Company as the Committee in its sole discretion shall select from time to time.

6.          OPTIONS

            Options  granted   pursuant  to  the  Plan  shall  be  evidenced  by
agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:


            (a)  Identification of Options

            All Options granted under the Plan shall be identified in the agreement evidencing such Options as non-qualified stock options that are not intended to be incentive stock options within the meaning of Section 422 of the Code.

            (b)  Exercise Price

            The exercise price in respect of each share of Common Stock covered by any Option granted under the Plan shall be such price as the Committee shall determine on the date on which such Option is granted; provided, that in the case of any Option granted prior to December 31, 1989 such exercise price shall be Four Dollars ($4.00) per share of Common Stock covered by such Option; and provided, further, that such exercise price may not be less than the minimum price required by law.

            (c)  Term and Exercise of Options

            (1) Each Option shall be exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on the day on which such Option is granted and set forth in the Option agreement with respect to such Option; provided, however, that each Option shall be subject to earlier termination, expiration or cancellation as provided in this Plan.

            (2) Each Option shall be exercisable in whole or in part; provided that no partial exercise of an Option shall be (a) for an aggregate price of less than $1,000 or (b) in respect of less than 100 shares of Common Stock. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the agreement evidencing such Option shall be returned to the
Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(5) hereof.

            (3) Subject to the provisions of Section 11 hereof, an Option shall be exercised by delivering notice to FCI's principal office, to the attention of its Secretary, no less than three business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreement evidencing the Option, shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreement shall be returned to him. Payment for shares of Common Stock purchased upon the exercise of an option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier's check or wire transfer; (ii) subject to the prior written approval of the Committee, in shares of Common Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Common Stock with the balance in cash, by certified check, bank cashier's check or wire transfer, or (iii) subject to the approval of the Committee (which approval may be withheld for any reason whatsoever or for no reason) and at the election of the Participant, the Company shall withhold a number of such shares determined by such Participant, the Fair Market Value of which at the exercise date the Committee determines to be sufficient to pay the exercise price. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of FCI, duly endorsed in blank or accompanied by stock powers duly endorsed in blank, together with any other documents and evidences as the Secretary of FCI shall require from time to time.

            (4) Any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or the Company a fully- and duly-endorsed agreement evidencing such Option and instructions signed by the Participant requesting FCI to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise and
(iii) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220.

            (5) Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised.

            (6) During the lifetime of a Participant, each Option granted to him shall be exercisable only by him. No option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

            (d)  Effect of Termination of Employment

            Except as otherwise provided in the agreement evidencing the grant of an Option and subject to the provisions of Section 4 hereof:

            (1) In the event that the employment or consulting relationship of a Participant with the Company shall terminate for any reason other than for Cause or by reason of Voluntary Termination (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination of the employment or consulting relationship, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire and terminate and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire and terminate at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

            (2) In the event of the Voluntary Termination of a Participant's employment or consulting relationship, all outstanding Options, to the extent that they were exercisable on the date of termination, shall continue to be exercisable for a period of 60 days from the date of termination. After the lapse of such 60 days, all Options, exercisable or not exercisable on the date of termination, shall expire and be terminated; provided, however, that no Option shall be exercisable after the expiration of its term.

            (3) In the event of the termination of a Participant's employment or consulting relationship for Cause, all outstanding Options granted to such Participant, exercisable or not exercisable, shall expire and terminate at the commencement of business on the date of such termination.

            (e)  Certain Restrictions

            (1) Without limiting the provisions of Section 10 hereof, unless otherwise specified in the agreement pursuant to which an Option is granted, in the event a Participant's employment by the Company is terminated for Cause prior to July 5, 1994, such Participant shall be required to offer to sell to FCI or its designee all shares of Common Stock acquired by him pursuant to the exercise of such Option and at the time of such termination of employment owned by him, and FCI shall have the right to require such Participant to sell such shares to it or its designee, at a price per share equal to the exercise price with respect to each such share under such Option. Such offer and right shall be on the basis that the purchase and sale shall occur on a business day selected by FCI by written notice to the Participant, which business day shall be at least five calendar days after FCI gives the Participant written notice of its intent to purchase such shares and which business day shall be not more than ninety (90) days following such termination of employment. At the time of such purchase and sale, the Participant shall deliver to FCI the certificates representing the shares of Common Stock to be so purchased against payment of the purchase price therefor in cash or by certified check, wire transfer or bank cashier's check, as selected by FCI or its designee.

            (2) Without limiting the provisions of Section 10 hereof, certificates representing shares of Common Stock issued pursuant to this Plan shall bear such legends as the Committee, in its sole discretion, deems necessary or desirable to reflect the restrictions described in this Section 6(e)

7.          ADJUSTMENT UPON CHANGES IN COMMON STOCK

            (a)  Shares Available for Grants

            In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of shares of Common Stock with respect to which the Committee may grant Options shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Common Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Common Stock with respect to which Options may be granted as the Committee may deem appropriate.

            (b) Outstanding Options - Increase or Decrease in Issued Shares Without Consideration

            Subject to any required action by the shareholders of FCI, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by FCI, the Committee shall proportionally adjust the number of shares of Common Stock subject to each outstanding Option and the exercise price per share of Common Stock in respect of each such Option.

            (c)  Outstanding Options - Certain Mergers

            Subject to any required action by the shareholders of FCI, in the event that FCI shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each Option outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to such Option would have received in such merger or consolidation.

            (d)  Outstanding Options - Certain Other Transactions

            In the event of (i) a dissolution or liquidation of FCI, (ii) a sale of all or substantially all of FCI's assets, (iii) a merger or consolidation involving FCI in which FCI is not the surviving corporation or (iv) a merger or consolidation involving FCI in which FCI is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

                     (i) cancel, effective immediately prior to the occurrence of such event, each Option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option was granted an amount in cash, for each share of Common Stock subject to such Option, equal to the excess of (a) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received or to be received by the holder of a share of Common Stock as a result of such event over (b) the exercise price in respect of each share of Common Stock covered by such Option; or

                     (ii) provide for the exchange of each Option outstanding immediately prior to such event (whether or not then exercisable) for an option on some or all of the property for which each share of Common Stock subject to such Option is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option, or the number of shares or amount of property subject to the option or, if appropriate, provide for a cash payment to the Participant to whom such Option was granted in partial consideration for the exchange of the Option.

            (e)  Outstanding Options - Other Changes

            In the event of any change in the capitalization of FCI or corporate change other than those specifically referred to in Section 7(a), (b), (c), or
(d) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options outstanding on the date on which such change occurs and in the per share exercise price of each such Option as the Committee may consider appropriate to prevent dilution or enlargement of rights.

            (f)  No Other Rights

            Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of FCI or any other corporation. Except as expressly provided in the Plan, no issuance by FCI of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Option or the exercise price of any Option.

8.          RIGHTS AS A STOCKHOLDER

            No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Option granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 7 hereof, no adjustment to any Option shall be made for dividends or other rights for which the record date occurs prior to the date on which such stock certificate is issued.

9.          NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO OPTION

            Nothing contained in the Plan or any Option shall confer upon any Participant any right with respect to the continuation of his employment or consulting relationship with the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such relationship or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Option.

            No person shall have any claim or right to receive an Option hereunder. The Committee's granting of an Option to a Participant at any time shall neither require the Committee to grant an Option to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.


10.         SECURITIES MATTERS

            (a) FCI shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, FCI shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until FCI is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

            (b) The exercise of any Option granted hereunder shall only be effective at such time as counsel to FCI shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. FCI may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to an effective registration statement or an exemption from such registration or other methods for compliance available under federal or state securities laws. FCI shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid or delivered with respect thereto.

11.         WITHHOLDING TAXES

            (a) Cash Remittance

            Whenever shares of Common Stock are to be issued upon the exercise of an Option, the Participant shall be required, as a condition to the exercise of the related Option, to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise prior to the delivery of any certificate or certificates for such shares.

            (b) Stock Remittance

            At the election of the Participant, subject to the approval of the Committee (which approval may be withheld for any reason whatsoever or for no reason), when shares of Common Stock are to be issued upon the exercise of any Option, in lieu of the cash remittance required by Section 11(a) hereof, the Participant may tender to the Company a number of shares of Common Stock determined by such Participant, the Fair Market Value of which at the tender date the Committee determines, in its sole discretion, to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise and not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise.

            (c) Stock Withholding

            At the election of the Participant, subject to the approval of the Committee (which approval may be withheld for any reason whatsoever or for no reason), when shares of Common Stock are to be issued upon the exercise of an Option, in lieu of the cash remittance required by Section 11(a) hereof, the Company shall withhold a number of such shares determined by such Participant, the Fair Market Value of which at the exercise date the Committee determines (in its sole discretion) to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise and not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise.

12.         AMENDMENT OF THE PLAN

            The Board of Directors or the Committee may at any time suspend or discontinue the Plan. Additionally, the Board of Directors or the Committee may revise or amend the Plan in any respect whatsoever

13.         NO OBLIGATION TO EXERCISE

            The grant to a Participant of an Option shall impose no obligation upon such Participant to exercise such Option.

14.         TRANSFERS UPON DEATH

            Upon the death of a Participant, outstanding Options granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Option, or the right to exercise any Option, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Option that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Option.

15.         EXPENSES

            The expenses of the Plan shall be paid by the Company.

16.         FAILURE TO COMPLY

            In addition to the remedies of the Company elsewhere provided for herein, if a Participant shall fail to comply with any of the terms or conditions of the Plan or the agreement executed by such Participant evidencing an option, the Committee may cancel such Option and cause such Option to be forfeited, in whole or in part, as the Committee, in its absolute discretion, may determine, unless such failure is remedied by such Participant within ten days after such Participant's receipt of written notice of such failure from the Committee or the Company.

17.         EFFECTIVE DATE AND TERM OF THE PLAN

            The Plan was adopted by the Board of Directors on December 1, 1989, subject to approval by the shareholders of FCI in accordance with applicable laws and the requirements of Rule 16b-3 promulgated under Section 16(b) of the Exchange Act. Options may be granted under the Plan at any time prior to the receipt of such shareholder approval; provided, however, that each such grant shall be subject to such approval. Without limitation on the foregoing, no Option may be exercised prior to the receipt of such approval. If the Plan is not so approved prior to November 30, 1990, then the Plan and all Options then outstanding hereunder shall forthwith automatically terminate and be of no force and effect.